P.F. Chang's China Bistro, Inc.

P.F. CHANG'S REPORTS THIRD QUARTER 2011 RESULTS

SCOTTSDALE, ARIZONA, October 27, 2011 - P.F. Chang's China Bistro, Inc. (NASDAQ: PFCB) today reported financial results for the third quarter of fiscal 2011, which ended on October 2, 2011. Total revenues were $300.6 million in the third quarter of fiscal 2011 as compared to $308.4 million in the prior year. For the three months ended October 2, 2011 and October 3, 2010, net income was $6.3 million and $10.5 million, respectively, and diluted net income per share was $0.29 and $0.45, respectively.

Results for the third quarter of fiscal 2011 included the benefit of lower share-based compensation expense ($0.21 per share), the impact of non-cash asset impairment charges related to three restaurants that continue to operate ($0.16 per share) and charges related to the departure of the Bistro's Chief Operating Officer and the streamlining of certain support functions during the third quarter of fiscal 2011 ($0.03 per share).

Comparable Store Sales
Comparable store sales decreased 3.7% at the Bistro and 3.6% at Pei Wei in the third quarter of 2011 due, in both cases, to declines in guest traffic. Current quarter comparable store sales at the Bistro were impacted by approximately 40 basis points due to Hurricane Irene. Quarterly sales results include a one to two percent menu price increase at the Bistro and a two to three percent menu price increase at Pei Wei.

On a monthly basis, comparable store sales for July, August and September decreased 4.6%, 4.1%, and 2.2%, respectively, at the Bistro and decreased 3.9%, 3.7%, and 3.0%, respectively, at Pei Wei. August comparable store sales at the Bistro were impacted by approximately 130 basis points due to Hurricane Irene.

2011 Expectations
The Company anticipates that full year fiscal 2011 consolidated revenues will be flat to slightly down from fiscal 2010, which assumes estimated same store sales declines of two to three percent at both concepts. The Company also expects fiscal 2011 restaurant operating income to decline approximately 150 basis points compared to fiscal 2010. Overall, the Company continues to expect consolidated diluted earnings per share to range from $1.60 to $1.70 for fiscal 2011.

The Company expects to open two new Bistro restaurants during the fourth quarter of fiscal 2011. In addition, the Company expects its international partners to collectively open two Bistro restaurants and the first Pei Wei restaurant in international markets during the fourth quarter of fiscal 2011.

The Company also expects the first two Pei Wei Asian Diner airport locations to open late this year through a licensing agreement.

2012 Development
The Company currently expects to open three to five new Bistro restaurants and 16 to 20 new Pei Wei restaurants during fiscal 2012.

In addition, the Company expects its international partners to open approximately 12 Bistro restaurants and two Pei Wei restaurants through licensing agreements during fiscal 2012. Also, through licensing agreements, the Company expects three Pei Wei airport locations to open during fiscal 2012.

Share Repurchase Program
During the third quarter of fiscal 2011, the Company repurchased 1.2 million shares of common stock for $35.6 million, fully utilizing the remaining amount available under the current share repurchase authorization.

On October 17, 2011, the Company's Board of Directors authorized a new share repurchase program under which the

Company may repurchase up to $100.0 million of its outstanding shares of common stock from time to time in the open market or in private transactions at prevailing market prices during the period ending December 31, 2013.

Credit Facility
On October 26, 2011, the Company amended and restated its Credit Facility to provide additional flexibility in its capital structure. The amendment increased the borrowings allowed to $150.0 million from $75.0 million and extended the expiration to October 25, 2016 from August 30, 2013.

Quarterly Dividend
The Company's Board of Directors authorized a cash dividend payment of $0.25 per share on the Company's outstanding common stock. The next quarterly dividend is payable on November 21, 2011 to shareholders of record at the close of business on November 7, 2011.

Definitions
The following definitions apply to these terms as used throughout this release:

•	Net income refers to net income attributable to PFCB common stockholders.

•
Comparable store sales changes include company-operated restaurants and represent the change in period-over-period sales for the comparable restaurant base. A restaurant becomes comparable in its eighteenth month of operation.

Conference Call Information
The Company is hosting a conference call today at 8:30 am Eastern Time during which management will provide further details on the third quarter results. A webcast of the call can be accessed through the company's website at www.pfcb.com.

About the Company
P.F. Chang's China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang's China Bistro features a blend of high-quality, Chinese-inspired cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared pan-Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility. In addition, the Company has extended the P.F. Chang's brand to international markets and retail products both of which are operated under licensing agreements.

Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company's business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company's restaurants but excludes preopening expenses and partner investment expense. Because preopening and partner investment expenses are associated with expansion of the Company's business and vary in timing and magnitude, they make an accurate assessment of the health of ongoing operations more difficult and are therefore excluded. Additionally, general and administrative expenses are generally not specifically identifiable to individual business units and are only included in the Company's consolidated financial presentation as these costs relate to support of both restaurant concepts and the extension of the Company's brands into international markets and retail products. As the Company's expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a consideration of management when determining whether and when to open additional restaurants.  The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages 5 through 7 of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.

Note with respect to forward-looking statements
The statements contained in this press release that are not purely historical, including the Company's 2011 expectations, are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, failure of the Company's existing or new restaurants to achieve expected results; damage to our brands or reputation; inability to successfully expand our operations; changes in general economic conditions and dependence on sales concentrated in certain geographic areas; intense competition in the restaurant industry; changes in government legislation that may increase labor costs; litigation; adverse public or medical opinions about the health effects of consuming our products; failure to comply with governmental regulations; changes in food costs; the inability to retain key personnel; federal and state tax rules could negatively impact results of operations and financial position; fluctuating insurance requirements and costs; seasonality of the Company's business; adverse impact if information technology and computer systems do not perform properly. More detailed information about the Company and the risk factors that may affect the realization of any forward-looking statements is set forth in the Company's filings with the SEC, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Contacts:
Investor:	Allison Schulder	(480) 888-3000	allison.schulder@pfcb.com

Media:	Krissy Zotaley	(312) 577-1764	kzotaley@oco.com

P.F. Chang's China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended		39 Weeks Ended
	October 2,	October 3,	October 2,	October 3,
	2011	2010	2011	2010
Revenues:
Restaurant sales	$298,976	$307,499	$924,921	$929,243
Restaurant licensing	764	394	2,097	1,631
Retail licensing	877	517	1,982	745
Total revenues	300,617	308,410	929,000	931,619
Costs and expenses:
Cost of sales	77,821	78,380	243,318	244,110
Labor	102,146	101,620	313,931	308,390
Operating	54,456	52,058	160,734	156,408
Occupancy	18,390	18,504	55,496	54,951
General and administrative (1)	12,664	23,226	52,108	62,044
Depreciation and amortization (2)	24,845	19,318	65,323	57,654
Preopening expense	629	572	1,240	1,537
Partner investment expense	(60)	(147)	(236)	(271)
Total costs and expenses	290,891	293,531	891,914	884,823
Income from operations	9,726	14,879	37,086	46,796
Interest and other income (expense), net	(947)	175	(615)	(905)
Income from continuing operations before taxes	8,779	15,054	36,471	45,891
Provision for income taxes	(2,439)	(4,417)	(10,137)	(13,349)
Income from continuing operations, net of tax	6,340	10,637	26,334	32,542
Income (loss) from discontinued operations, net of tax	10	—	(19)	6
Net income	6,350	10,637	26,315	32,548
Less net income attributable to noncontrolling interests	39	172	316	619
Net income attributable to PFCB	$6,311	$10,465	$25,999	$31,929

Basic income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.29	$0.46	$1.18	$1.41
Income (loss) from discontinued operations, net of tax, attributable to PFCB common stockholders	0.00	0.00	0.00	0.00
Net income attributable to PFCB common stockholders	$0.29	$0.46	$1.18	$1.41

Diluted income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.29	$0.45	$1.16	$1.38
Income (loss) from discontinued operations, net of tax, attributable to PFCB common stockholders	0.00	0.00	0.00	0.00
Net income attributable to PFCB common stockholders	$0.29	$0.45	$1.16	$1.38

Weighted average shares used in computation:
Basic	21,479	22,697	22,084	22,719
Diluted	21,758	23,070	22,413	23,150

Cash dividends declared per share	$0.25	$0.21	$0.71	$0.63

Amounts attributable to PFCB:
Income from continuing operations, net of tax	$6,301	$10,465	$26,018	$31,923
Income (loss) from discontinued operations, net of tax	10	—	(19)	6
Net income attributable to PFCB	$6,311	$10,465	$25,999	$31,929

(1)
General and administrative includes the benefit of lower share-based compensation expense of $6.2 million and charges related to separation agreements of $1.0 million during the three months ended October 2, 2011.

(2)
Depreciation and amortization includes the impact of non-cash asset impairment charges of $4.8 million related to three restaurants that continue to operate during the three months ended October 2, 2011.

P.F. Chang's China Bistro, Inc.

Supplemental Financial Information

	2009 (3)	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	YTD Q3 2011

Units	363	364	366	368	369	369	372	374	375	375
Sales weeks	18,756	4,731	4,736	4,770	4,791	19,028	4,819	4,852	4,859	14,530
AWS	65,482	65,604	66,055	64,656	64,951	65,314	65,858	64,100	61,868	63,937

Revenues (1)
Restaurant sales	1,228,045	310,242	311,502	307,499	310,260	1,239,503	316,304	309,641	298,976	924,921
Restaurant licensing	134	129	1,108	394	474	2,105	684	649	764	2,097
Retail licensing	—	—	228	517	446	1,191	381	724	877	1,982
Total revenues	1,228,179	310,371	312,838	308,410	311,180	1,242,799	317,369	311,014	300,617	929,000

Operating costs
Cost of sales	326,421	84,013	81,717	78,380	80,621	324,731	83,322	82,175	77,821	243,318
Labor	401,583	104,475	102,295	101,620	101,610	410,000	106,464	105,321	102,146	313,931
Operating	203,859	52,753	51,597	52,058	51,886	208,294	53,807	52,471	54,456	160,734
Occupancy	70,635	17,838	18,609	18,504	18,756	73,707	18,425	18,681	18,390	55,496
Net income attributable to noncontrolling interests	1,408	206	241	172	165	784	157	120	39	316
Depreciation & amortization	74,429	19,001	19,335	19,318	19,832	77,486	19,698	20,780	24,845	65,323
Restaurant operating income	149,844	32,085	39,044	38,358	38,310	147,797	35,496	31,466	22,920	89,882

Development costs
Preopening expense	3,919	133	832	572	439	1,976	398	213	629	1,240
Partner investment expense	(629)	11	(135)	(147)	(47)	(318)	(126)	(50)	(60)	(236)

Other expenses
General and administrative (2)	82,749	19,053	19,765	23,226	19,839	81,883	20,280	19,164	12,664	52,108
Interest and other (income) expense, net	1,637	415	665	(175)	(333)	572	(204)	(128)	947	615
Provision for income taxes	18,492	3,788	5,144	4,417	3,773	17,122	4,555	3,143	2,439	10,137
Income from continuing operations	43,676	8,685	12,773	10,465	14,639	46,562	10,593	9,124	6,301	26,018
Income (loss) from discontinued operations, net of tax	(479)	6	—	—	40	46	3	(32)	10	(19)
Net income attributable to PFCB	43,197	8,691	12,773	10,465	14,679	46,608	10,596	9,092	6,311	25,999

Income from continuing operations per FDS	$1.87	$0.38	$0.55	$0.45	$0.64	$2.01	$0.46	$0.40	$0.29	$1.16

Fully diluted shares (FDS)	23,413	23,104	23,277	23,070	23,011	23,115	22,901	22,581	21,758	22,413

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	26.6%	27.1%	26.1%	25.4%	25.9%	26.1%	26.3%	26.4%	25.9%	26.2%
Labor	32.7%	33.7%	32.7%	32.9%	32.7%	33.0%	33.5%	33.9%	34.0%	33.8%
Operating	16.6%	17.0%	16.5%	16.9%	16.7%	16.8%	17.0%	16.9%	18.1%	17.3%
Occupancy	5.8%	5.7%	5.9%	6.0%	6.0%	5.9%	5.8%	6.0%	6.1%	6.0%
Net income attributable to noncontrolling interests	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%
Depreciation & amortization	6.1%	6.1%	6.2%	6.3%	6.4%	6.2%	6.2%	6.7%	8.3%	7.0%
Restaurant operating income	12.2%	10.3%	12.5%	12.4%	12.3%	11.9%	11.2%	10.1%	7.6%	9.7%
Preopening expenses	0.3%	0.0%	0.3%	0.2%	0.1%	0.2%	0.1%	0.1%	0.2%	0.1%
Partner investment expense	(0.1%)	0.0%	(0.0%)	(0.0%)	(0.0%)	(0.0%)	0.0%	0.0%	0.0%	0.0%
General and administrative (2)	6.7%	6.1%	6.3%	7.5%	6.4%	6.6%	6.4%	6.2%	4.2%	5.6%
Interest and other (income) expense, net	0.1%	0.1%	0.2%	(0.1%)	(0.1%)	0.0%	(0.1%)	0.0%	0.3%	0.1%
Provision for income taxes	1.5%	1.2%	1.6%	1.4%	1.2%	1.4%	1.4%	1.0%	0.8%	1.1%
Income from continuing operations	3.6%	2.8%	4.1%	3.4%	4.7%	3.7%	3.3%	2.9%	2.1%	2.8%
Income (loss) from discontinued operations, net of tax	(0.0%)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net income attributable to PFCB	3.5%	2.8%	4.1%	3.4%	4.7%	3.8%	3.3%	2.9%	2.1%	2.8%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	149,844	32,085	39,044	38,358	38,310	147,797	35,496	31,466	22,920	89,882
Add: Net income attributable to noncontrolling interests	1,408	206	241	172	165	784	157	120	39	316
Less: General and administrative (2)	(82,749)	(19,053)	(19,765)	(23,226)	(19,839)	(81,883)	(20,280)	(19,164)	(12,664)	(52,108)
Less: Preopening expense	(3,919)	(133)	(832)	(572)	(439)	(1,976)	(398)	(213)	(629)	(1,240)
Less: Partner investment expense	629	(11)	135	147	47	318	126	50	60	236
Income from operations	65,213	13,094	18,823	14,879	18,244	65,040	15,101	12,259	9,726	37,086

Note: Consolidated results include the impact of Shared Services and Other as well as the Bistro and Pei Wei concepts
(1) Consolidated revenues include revenues related to the Bistro and Pei Wei concepts as well as Global Brand Development initiatives
(2) Consolidated general and administrative expenses includes the costs of supporting the Company, including all concepts as well as Global Brand Development initiatives
(3) 2009 results were comprised of a 53 week operating year

Concept: P.F. Chang's China Bistro
Supplemental Financial Information

	2009	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	YTD Q3 2011

Units	197	197	199	200	201	201	201	201	202	202
Sales weeks	10,150	2,561	2,565	2,593	2,607	10,326	2,613	2,613	2,610	7,836
AWS	91,161	90,077	90,964	89,202	89,726	89,989	90,181	88,487	85,494	88,055

Total revenues	925,321	230,767	233,365	231,309	233,931	929,372	235,782	231,226	223,118	690,126

Operating costs
Cost of sales	244,816	62,711	60,914	58,135	60,008	241,768	61,333	60,759	57,677	179,769
Labor	300,775	78,192	76,769	76,533	76,667	308,161	79,792	78,442	76,273	234,507
Operating	150,883	38,546	38,183	38,554	37,804	153,087	38,783	38,442	40,602	117,827
Occupancy	50,186	12,640	13,254	13,242	13,368	52,504	13,074	13,125	12,955	39,154
Net income attributable to noncontrolling interests	538	71	93	62	70	296	79	69	20	168
Depreciation & amortization	54,521	13,854	14,043	14,018	14,519	56,434	14,384	14,550	17,958	46,892
Restaurant operating income	123,602	24,753	30,109	30,765	31,495	117,122	28,337	25,839	17,633	71,809

Total revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	26.5%	27.2%	26.1%	25.1%	25.7%	26.0%	26.0%	26.3%	25.9%	26.0%
Labor	32.5%	33.9%	32.9%	33.1%	32.8%	33.2%	33.8%	33.9%	34.2%	34.0%
Operating	16.3%	16.7%	16.4%	16.7%	16.2%	16.5%	16.4%	16.6%	18.2%	17.1%
Occupancy	5.4%	5.5%	5.7%	5.7%	5.7%	5.6%	5.5%	5.7%	5.8%	5.7%
Net income attributable to noncontrolling interests	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Depreciation & amortization	5.9%	6.0%	6.0%	6.1%	6.2%	6.1%	6.1%	6.3%	8.0%	6.8%
Restaurant operating income	13.4%	10.7%	12.9%	13.3%	13.5%	12.6%	12.0%	11.2%	7.9%	10.4%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	123,602	24,753	30,109	30,765	31,495	117,122	28,337	25,839	17,633	71,809
Add: Net income attributable to noncontrolling interests	538	71	93	62	70	296	79	69	20	168
Less: Preopening expense	(2,835)	(26)	(765)	(411)	(265)	(1,467)	2	(28)	(604)	(630)
Less: Partner investment expense	236	—	—	—	—	—	—	—	—	—
Income from operations	121,541	24,798	29,437	30,416	31,300	115,951	28,418	25,880	17,049	71,347

Note: General and administrative expenses are reflected in the Company’s consolidated results

Concept: Pei Wei Asian Diner (A)
Supplemental Financial Information

	2009	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	3Q11	YTD Q3 2011

Units	166	167	167	168	168	168	171	173	173	173
Sales weeks	8,606	2,170	2,171	2,177	2,184	8,702	2,206	2,239	2,249	6,694
AWS	35,171	36,597	35,991	34,998	34,950	35,632	36,501	35,022	33,730	35,075

Total revenues	302,724	79,475	78,137	76,190	76,329	310,131	80,522	78,415	75,858	234,795

Operating costs
Cost of sales	81,605	21,302	20,803	20,245	20,613	82,963	21,989	21,416	20,144	63,549
Labor	100,808	26,283	25,526	25,087	24,943	101,839	26,672	26,879	25,873	79,424
Operating	52,976	14,207	13,414	13,504	14,082	55,207	15,024	14,029	13,854	42,907
Occupancy	20,449	5,198	5,355	5,262	5,388	21,203	5,351	5,556	5,435	16,342
Net income attributable to noncontrolling interests	870	135	148	110	95	488	78	51	19	148
Depreciation & amortization	18,103	4,647	4,762	4,772	4,761	18,942	4,767	5,560	6,206	16,533
Restaurant operating income	27,913	7,703	8,129	7,210	6,447	29,489	6,641	4,924	4,327	15,892

Total revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.0%	26.8%	26.6%	26.6%	27.0%	26.8%	27.3%	27.3%	26.6%	27.1%
Labor	33.3%	33.1%	32.7%	32.9%	32.7%	32.8%	33.1%	34.3%	34.1%	33.8%
Operating	17.5%	17.9%	17.2%	17.7%	18.4%	17.8%	18.7%	17.9%	18.3%	18.3%
Occupancy	6.8%	6.5%	6.9%	6.9%	7.1%	6.8%	6.6%	7.1%	7.2%	7.0%
Net income attributable to noncontrolling interests	0.3%	0.2%	0.2%	0.1%	0.1%	0.2%	0.1%	0.1%	0.0%	0.1%
Depreciation & amortization	6.0%	5.8%	6.1%	6.3%	6.2%	6.1%	5.9%	7.1%	8.2%	7.0%
Restaurant operating income	9.2%	9.7%	10.4%	9.5%	8.4%	9.5%	8.2%	6.3%	5.7%	6.8%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	27,913	7,703	8,129	7,210	6,447	29,489	6,641	4,924	4,327	15,892
Add: Net income attributable to noncontrolling interests	870	135	148	110	95	488	78	51	19	148
Less: Preopening expense	(1,084)	(107)	(67)	(161)	(174)	(509)	(400)	(185)	(25)	(610)
Less: Partner investment expense	393	(11)	135	147	47	318	126	50	60	236
Income from operations	28,092	7,720	8,345	7,306	6,415	29,786	6,445	4,840	4,381	15,666

Note: General and administrative expenses are reflected in the Company’s consolidated results

(A) All current and historical operating results related to closed Pei Wei restaurants are reflected within discontinued operations for all periods presented

P.F. Chang's China Bistro

Supplemental Sales Information (Company Owned)

Year of Unit Opening (1)
	Pre-2003	2003	2004	2005	2006	2007	2008	2009	2010	2011	Total
Units	78	18	18	18	20	20	17	8	4	1	202

Sales (000)
1Q11	101,661	22,626	18,627	18,865	21,852	22,395	17,146	8,169	4,302	—	235,643
2Q11	99,024	22,227	18,929	18,425	21,522	22,117	16,720	7,955	4,297	—	231,216
3Q11	94,837	21,456	18,708	17,793	20,618	21,425	16,052	7,847	4,047	355	223,138

2011	295,522	66,309	56,264	55,083	63,992	65,937	49,918	23,971	12,646	355	689,997

Average Weekly Sales (AWS)
1Q11	100,257	96,694	79,602	80,618	84,045	86,133	77,586	78,551	82,724	—	90,181
2Q11	97,656	94,987	80,896	78,739	82,778	85,066	75,658	76,490	82,627	—	88,487
3Q11	94,085	91,693	79,948	76,040	79,300	82,404	72,631	75,456	77,824	118,172	85,494

2011	97,339	94,458	80,148	78,466	82,041	84,534	75,292	76,832	81,058	118,172	88,055

Year-Over-Year Change Comparable Store Sales (2)
Units	78	18	18	18	20	20	17	8	—	—	197

1Q11	0.8%	0.4%	2.5%	0.1%	0.6%	-0.7%	1.1%	-7.3%	—	—	0.5%
2Q11	-2.0%	-2.5%	-0.5%	-3.2%	-1.9%	-3.5%	-4.4%	-7.9%	—	—	-2.5%
3Q11	-3.5%	-4.3%	-1.6%	-3.5%	-2.9%	-4.4%	-5.7%	-6.9%	—	—	-3.7%

2011	-1.6%	-2.1%	0.1%	-2.2%	-1.4%	-2.8%	-3.0%	-7.4%	—	—	-1.9%

(1) Includes all restaurants opened in the period indicated.
(2) A unit becomes comparable in the eighteenth month of operation.

Pei Wei Asian Diner

Supplemental Sales Information

Year of Unit Opening (1)
	Pre-2003	2003	2004	2005	2006	2007	2008	2009	2010	2011	Total
Units	16	17	19	23	27	32	25	7	2	5	173

Sales (000)
1Q11	7,956	8,638	10,048	11,243	13,240	14,022	10,515	3,035	892	933	80,522
2Q11	7,587	8,351	9,547	10,882	12,790	13,272	10,174	2,901	807	2,104	78,415
3Q11	7,295	8,033	9,241	10,501	12,427	12,798	9,687	2,812	795	2,269	75,858

2011	22,838	25,022	28,836	32,626	38,457	40,092	30,376	8,748	2,494	5,306	234,795

Average Weekly Sales (AWS)
1Q11	38,247	39,085	40,678	37,603	37,721	33,707	32,353	33,350	34,323	42,421	36,501
2Q11	36,477	37,787	38,653	36,393	36,439	31,904	31,304	31,879	31,014	38,242	35,022
3Q11	35,074	36,347	37,414	35,121	35,404	30,764	29,807	30,904	30,587	34,903	33,730

2011	36,600	37,740	38,915	36,372	36,521	32,125	31,155	32,044	31,974	37,361	35,075

Year-Over-Year Change Comparable Store Sales (2)
Units	16	17	19	23	27	32	25	7	1	—	167
1Q11	-4.2%	-1.5%	0.3%	0.8%	0.5%	0.5%	1.1%	-0.7%	—	—	-0.2%
2Q11	-3.1%	-2.5%	-3.2%	-1.4%	-2.3%	-3.8%	-2.5%	-3.5%	-9.8%	—	-2.7%
3Q11	-2.9%	-2.7%	-3.6%	-2.9%	-3.7%	-4.6%	-3.9%	-3.0%	-10.3%	—	-3.6%

2011	-3.4%	-2.2%	-2.1%	-1.1%	-1.8%	-2.6%	-1.7%	-2.5%	-10.2%	—	-2.1%

(1) Includes all restaurants opened in the period indicated.
(2) A unit becomes comparable in the eighteenth month of operation.